UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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THE ALKALINE WATER COMPANY INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE ALKALINE WATER COMPANY INC.
14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 14, 2018

Dear Stockholder:

Our annual meeting of stockholders will be held on Friday, September 14, 2018, at 8:00 a.m., Arizona time, at the offices of Steptoe & Johnson LLP, 201 E. Washington Street, Suite 1600, Phoenix, Arizona 85004 for the following purposes:

1.	To elect Richard A. Wright, David A. Guarino, Aaron Keay, Bruce Leitch, and Brian Sudano as the directors of our company;

2.	To ratify the appointment of AMC Auditing, LLC as our independent registered public accounting firm;

3.	To approve our 2018 stock option plan;

4.	To hold a non-binding advisory vote on the compensation of our named executive officers as disclosed in the proxy statement;

5.	To hold a non-binding advisory vote on whether a non-binding advisory vote on the compensation of our named executive officers should be held every one, two or three years; and

6.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on July 17, 2018 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Richard A. Wright
Richard A. Wright
President, Chief Executive Officer, Vice-President,
Chief Operating Officer and Director

August 13, 2018

THE ALKALINE WATER COMPANY INC.
14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 14, 2018

Questions and Answers about the Annual Meeting of Stockholders

Why am I receiving these materials?

The board of directors of The Alkaline Water Company Inc. (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held on Friday, September 14, 2018, at 8:00 a.m., Arizona time, at the offices of Steptoe & Johnson LLP, 201 E. Washington Street, Suite 1600, Phoenix, Arizona 85004 or at any adjournment of the annual meeting. These materials are expected to be first sent or given to our stockholders on or about August 20, 2018.

What is included in these materials?

These materials include:

•	the notice of the annual meeting of stockholders;
•	this proxy statement for the annual meeting of stockholders;
•	the proxy card; and
•	our annual report on Form 10-K for the year ended March 31, 2018, as filed with the Securities and Exchange Commission on June 29, 2018

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on September 14, 2018

Above materials are also available at http://www.proxyandprinting.com/alkalinewater.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

•	the election of directors;
•	the ratification of appointment of our independent registered public accounting firm;
•	the approval of our 2018 stock option plan;
•	a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement; and
•	a non-binding advisory vote on the frequency with which we will conduct a non-binding advisory vote on the compensation of our named executive officers.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on July 17, 2018 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record of our common stock on the record date, you are entitled to vote at the annual meeting.

As of the record date, 30,989,727shares of our common stock were issued and outstanding and, therefore, a total of 30,989,727 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

•	To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.
•

If you do not wish to vote in person or if you will not be attending the annual meeting, you may vote by proxy by mail, by telephone, by fax, by email or via the Internet by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

•

you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting.

•

you do not wish to vote in person or you will not be attending the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

When a quorum is present or represented at the annual meeting, the vote of the stockholders of a majority of our stock having voting power present in person or represented by proxy will be sufficient to elect members of our board of directors or to decide any question brought before the annual meeting.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

The non-binding advisory vote on the frequency with which we will conduct a non-binding advisory vote on the compensation of our named executive officers will be determined by a plurality of the votes of the stockholders of our stock having voting power present in person or represented by proxy at the annual meeting, which means that the option receiving the highest number of votes will be determined to be the preferred frequency.

For all other proposals, to be approved, each proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for director. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the non-binding advisory vote on the frequency with which we will conduct a non-binding advisory vote on the compensation of our named executive officers, you may vote “One Year”, “Two Years”, “Three Years”, or “Abstain”. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on this non-binding advisory vote on the frequency.

For all other proposals, you may vote “For”, “Against”, or “Abstain” for each proposal. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the annual meeting. Stockholders holding at least 10% of the stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, constitute a quorum at the annual meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or present in person at the annual meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the annual meeting may be adjourned by the vote of a majority of the shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“For” the election of all nominees for directors;
•	“For” the ratification of the appointment of the independent registered public accounting firm;
•	“For” the approval of our 2018 stock option plan;
•	“For” the approval of the compensation of our named executive officers; and
•	“For” a frequency of every three years regarding how frequently we should seek an advisory vote on the compensation of our named executive officers.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date by mail, by fax or by email, or by attending the annual meeting and voting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us at The Alkaline Water Company Inc., 14646 N. Kierland Blvd., Suite 255, Scottsdale, Arizona 85254, Attn: Richard A. Wright a written notice of revocation prior to the annual meeting.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at 480-656-2423 if you want to obtain information or directions to be able to attend the annual meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated, all reference to “dollars”, “$”, “USD” or “US$” are to United States dollars and all reference to “CDN$” are to Canadian dollars.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of August 13, 2018, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities and by each of our current directors, director nominees, our named executive officers (as defined in the “Executive Compensation” section below) and by our current executive officers and directors as a group.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Richard A. Wright	Common Stock	700,000	2.26%
	Series C Preferred Stock(3)	1,500,000	100%
	Series D Preferred Stock(4)	1,500,000	39.47%
David A. Guarino	Common Stock	909,300	2.93%
	Series D Preferred Stock(4)	1,000,000	26.32%
Aaron Keay	Common Stock	175,000(5)	*
Bruce Leitch	Common Stock	50,000(6)	*
Brian Sudano	Common Stock	Nil	*
Steven P. Nickolas 14301 North 87 St., Suite 109 Scottsdale, AZ 85260	Common Stock	Nil(7)	*
	Series D Preferred Stock(4)	300,000	7.89%
All executive officers and directors as a group (4 persons)	Common Stock	1,834,300	5.88%
	Series C Preferred Stock(3)	1,500,000	100%
	Series D Preferred Stock(4)	2,500,000	65.79%

*	Less than 1%.

(1)

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

Percentage of common stock is based on 30,989,727 shares of our common stock issued and outstanding as of August 13, 2018. Percentage of Series C Preferred Stock is based on 1,500,000 shares of Series C Preferred Stock issued and outstanding as of August 13, 2018. Percentage of Series D Preferred Stock is based on 3,800,000 shares of Series D Preferred Stock issued and outstanding as of August 13, 2018.

(3)

Each share of the Series C Preferred Stock will be convertible, without the payment of any additional consideration by the holder and at the option of the holder, into one fully paid and non-assessable share of our common stock at any time after (i) we achieve the consolidated revenue of our company and all of its subsidiaries equal to or greater than $15,000,000 in any 12 month period, ending on the last day of any quarterly period of our fiscal year; or (ii) a Negotiated Trigger Event, defined as an event upon which the Series C Preferred Stock will be convertible as may be agreed by our company and the holder in writing from time to time.

(4)

Each share of the Series D Preferred Stock will be convertible, without the payment of any additional consideration by the holder and at the option of the holder, into one fully paid and non-assessable share of our common stock at any time after (i) we achieve the consolidated revenue of our company and all of its subsidiaries equal to or greater than $40,000,000 in any 12 month period, ending on the last day of any quarterly period of our fiscal year; or (ii) a Negotiated Trigger Event, defined as an event upon which the Series D Preferred Stock will be convertible as may be agreed by our company and the holder in writing from time to time.

(5)	Consists of 175,000 stock options exercisable within 60 days.

(6)	Consists of 50,000 stock options exercisable within 60 days.

(7)	This number is an estimated number based on information currently available to our company.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the five nominees named below.

All directors of our company hold office until the next annual meeting of our stockholders or until their successors have been elected and qualified, or until their death, resignation or removal. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Our board of directors recommends that you vote FOR these nominees.

Nominees

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Richard A. Wright	President, Chief Executive Officer, Vice- President, Chief Operating Officer and Director	60	May 31, 2013
David A. Guarino	Chief Financial Officer, Secretary, Treasurer and Director	54	April 28, 2017
Aaron Keay	Chairman of the Board and Director	41	July 22, 2016
Bruce Leitch	Director	60	September 8, 2016
Brian Sudano	Proposed Director	54	Not Applicable

Business Experience of Nominees

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Richard A. Wright

Mr. Wright is a Certified Public Accountant. He graduated Magnum Cum Laude in 1978 from Mount Union University in Alliance, Ohio. He has done graduate level MBA courses at Case Western Reserve College in Cleveland, Ohio. In 2008, Mr. Wright became the chief financial officer for PCT International. PCT is a leading worldwide developer and manufacturer of last mile and access network solutions for broadband communication networks. PCT focuses on innovative and cost-effective solutions that allow service providers to improve system integrity and expand service offerings. It has manufacturing plants in USA and China and sells their products in 42 countries. In 2010, Mr. Wright began his own tax and accounting CPA firm in Scottsdale, Arizona, Wright Tax Solutions PLC. Mr. Wright also began Wright Investment Group, LLC, a small equity participation firm that helps provide seed capital through micro loans and financial expertise to start-up enterprises.

Effective as of May 31, 2013, Mr. Wright was appointed as vice-president, treasurer and a director of our company. On August 7, 2013, our board of directors appointed Mr. Wright as secretary of our company. On August 28, 2016, our board of directors appointed Mr. Wright as chief operating officer of our company. On April 7, 2017, our board of directors appointed Mr. Wright as president of our company. On April 28, 2017, Mr. Wright resigned as the secretary and treasurer of our company and our board of directors appointed Mr. Wright as the chief executive officer of our company.

We believe that Mr. Wright is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experiences described above.

David A. Guarino

On April 28, 2017, Mr. Guarino was appointed as the chief financial officer, secretary and treasurer and a director of our company. Mr. Guarino currently holds a bachelor of science in accounting and a masters of accountancy from the University of Denver. From 2008 to 2013, Mr. Guarino was president and a director of Kahala Corp, a worldwide franchisor of multiple quick service restaurant brands with locations in 49 states and over 25 countries. From 2014 to 2015, Mr. Guarino was president of HTI International Holdings, Inc., a technology company focused on forward osmosis water filtration technology. From 2015 until April, 2017, Mr. Guarino has been a consultant to our company.

We believe that Mr. Guarino is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experiences described above.

Aaron Keay

Mr. Keay has been the president and managing partner of Inform Capital Partner, a corporate finance advisory and merchant banking firm, from 2008 to present. He was the chairman, chief executive officer and director of Inform Resources Corp., a mining company listed on the TSX Venture Exchange, from August 2010 until July 10, 2014. Mr. Keay was the chief executive officer, president and director of IDM Mining Ltd. (formerly Revolution Resources), a mining company listed on the Toronto Stock Exchange, from 2009 until January 7, 2015. He was a director of OrganiGram Holdings Inc., an industrial company specializing in the production of condition specific medical marihuana under license from Health Canada listed on the TSX Venture Exchange, from September 14, 2010 until July 17, 2014. Mr. Keay was a director of Plateau Uranium Inc. (formerly Macusani Yellowcake Inc.), a uranium exploration and development company listed on the TSX Venture Exchange, from April 5, 2013 until September 4, 2014. He was a director of Aftermath Silver Inc. (formerly Full Metal Zinc Ltd.), a mineral exploration and development company listed on the TSX Venture Exchange, from February 2011 until December 12, 2013. Mr. Keay holds a Bachelor of Human Kinetics from the University of British Columbia. On July 22, 2016, Mr. Keay was appointed as a director of our company and on August 17, 2017, Mr. Keay was appointed as the chairman of the board.

We believe that Mr. Keay is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experiences described above.

Bruce Leitch

Mr. Leitch has been a director of our company since September 8, 2016. During the past five years Mr. Leitch has been actively engaged as a management consultant with respect to business development strategies and overseeing the corporate governance requirements for various private companies. The bulk of his time has been spent as the vice-president corporate finance and a director for Citadel LED Lighting Corp., a private company engaged in the importation of innovative LED lighting products with applications in the retail, hospitality, outdoor lighting and commercial buildings and facilities market sectors.

Mr. Leitch has extensive experience with consumer products companies, and is well versed in all aspects of branding, marketing, cross marketing through strategic relationships, interacting with advertising agencies to create highly focused and effective sales campaigns, along with being very conversant in wholesale distribution networks, logistics, managing multiple channels of product distribution and supply chain management. Mr. Leitch has extensive experience in the capital markets and the securities industry, having worked for several major financial services institutions as well as having been an officer, director and principal of several public and private companies.

We believe that Mr. Leitch is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his business experiences described above.

Brian Sudano

Mr. Sudano is Managing Partner of Beverage Marketing Corporation and BMC Strategic Associates. Mr. Sudano has been Managing Partner of Beverage Marketing Corporation since July 2008 and Managing Director of Beverage Marketing Corporation from September 2000 to July 2008. Mr. Sudano's experience covers nearly the entire beverage industry, from energy drinks to wine, with special expertise in beverage alcohol by virtue of varied industry experience and broad range of projects. Mr. Sudano manages several major clients, providing on-going strategic and market advice, while leading projects in strategic planning, market entry analysis and planning, sales/distribution, business modeling, brand repositioning and international opportunity assessment.

From 1997 to 2000, Mr. Sudano was with Constellation Brands, a leading US beverage alcohol company, where he held the position of VP Business Processes responsible for creating a corporate operations and consulting function to service Constellation's wine, spirits and beer businesses. While in this role, Mr. Sudano lead the due diligence and transition efforts for entering the premium wine business and provided corporate oversight for the integration and transition of the Black Velvet distillery and brands. Other activities included oversight of business risk management and covering issues such as promotional effectiveness to performance metrics.

Mr. Sudano received an MBA from Rutgers Graduate School of Management, a magna cum laude and honors graduate from Delaware Valley College receiving a BS and a New Jersey CPA.

We believe that Mr. Sudano is qualified to serve on our board of directors because of his education and business experiences described above.

Family Relationships

There are no family relationships between any director, director nominee or executive officer.

Involvement in Certain Legal Proceedings

None of our directors, director nominees and executive officers has been involved in any of the following events during the past ten years:

(a)

any petition under the federal bankruptcy laws or any state insolvency laws filed by or against, or an appointment of a receiver, fiscal agent or similar officer by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

(b)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)

being the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

(e)

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission to have violated a federal or state securities or commodities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been reversed, suspended, or vacated;

(f)

being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(g)

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(h)

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

We know of no material proceedings in which any of our directors, officers or affiliates, or any owner of record or beneficially of more than five percent of our common stock, or any associate of any such director, officer, affiliate or stockholder is a party adverse to our company or our subsidiary or has a material interest adverse to our company or our subsidiary.

Corporate Governance

Meetings

During the year ended March 31, 2018, our board of directors held 6 meetings. During the year ended March 31, 2018, none of our directors attended fewer than 75% of the total number of the meetings of our board of directors and committees of the board of directors held during the year ended March 31, 2018.

We encourage all incumbent directors and nominees for election as director to attend our meeting of stockholders.

Committees of Board of Directors

Audit Committee

Effective February 22, 2018, our board of directors established an audit committee. The audit committee currently consists of three directors, Aaron Keay, Bruce Leitch and David A. Guarino. Our audit committee assists our board of directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by our company to regulatory authorities and stockholders, our systems of internal controls regarding finance and accounting and our auditing, accounting and financial reporting processes. Our audit committee’s primary duties and responsibilities are to: serve as an independent and objective party to monitor our financial reporting and internal control system and review our financial statements; oversee our accounting and financial reporting processes and the preparation and auditing of our financial statements; review and appraise the performance of our external auditor; and provide an open avenue of communication among our auditor, financial and senior management and our board of directors.

Our audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter adopted by our board of directors on February 22, 2018. The audit committee charter is attached to this proxy statement as Schedule “B”.

During the year ended March 31, 2018, our audit committee did not hold any meetings.

Audit Committee Financial Expert

Our board of directors has determined that each of Richard A. Wright and David A. Guarino, both directors of our company, qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, but Mr. Wright and Mr. Guarino are not “independent” as the term is used by NASDAQ Marketplace Rule 5605(a)(2). We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit committee has reviewed and discussed the audited financial statements for the year ended March 31, 2018 with management.

Our audit committee has discussed with AMC Auditing, LLC, our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Our audit committee has received written disclosure and the letter from AMC Auditing, LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding communications of AMC Auditing, LLC with our audit committee concerning independence, and has discussed with AMC Auditing, LLC its independence.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended March 31, 2018 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Aaron Keay	Bruce Leitch	David A. Guarino

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Compensation Committees

We do not presently have a separately constituted compensation committee, or nominating committee. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by our board of directors.

We do not have any defined policy or procedure requirements for our stockholders to submit recommendations or nominations for directors. We do not currently have any specific or minimum criteria for the election of nominees to our board of directors and we do not have any specific process or procedure for evaluating such nominees. Our board of directors assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

A stockholder who wishes to communicate with our board of directors may do so by directing a written request to the address appearing on the first page of this proxy statement.

Director Independence

We currently act with four directors consisting of Richard A. Wright, David A. Guarino, Aaron Keay and Bruce Leitch. Our common stock is quoted on the OTCQB operated by the OTC Markets Group, which does not impose any director independence requirements. Our common stock is also listed on the TSX Venture Exchange which imposes director independence requirements. Under NASDAQ rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, we have two independent directors, Aaron Keay and Bruce Leitch.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by two individuals. Richard A. Wright is our president, chief executive officer, vice-president, chief operating officer and a director of our company and Aaron Keay is our chairman of the board and a director of our company. Because of the separation of those functions to two individuals, we have determined that the leadership structure of our board of directors is appropriate, especially given the early stages of our development.

Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Stockholder Communications with Our Board of Directors

We welcome comments and questions from our stockholders. Our stockholders can direct communications to David A. Guarino, at The Alkaline Water Company Inc., 14646 N. Kierland Blvd., Suite 255, Scottsdale, Arizona 85254. While we appreciate all comments and questions from our stockholders, we may not be able to individually respond to all communications.

David A. Guarino collects and evaluates all stockholder communications. If the communication is directed to our board of directors generally or to a specific board member, Mr. Guarino will disseminate the communication to the appropriate party at the next scheduled board meeting unless he decides that the communication requires a more urgent response. In that case, Mr. Guarino will direct the communication to the appropriate party prior to the next scheduled board meeting. If the communication is addressed to an executive officer, Mr. Guarino will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons we believe that during year ended March 31, 2018 all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Richard A. Wright	3	9	Nil
David A. Guarino	3	3	Nil
Aaron Keay	1	1	Nil
Bruce Leitch	1	1	Nil

Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended March 31, 2018;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended March 31, 2018; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at March 31, 2018,

who we will collectively refer to as the named executive officers, for all services rendered in all capacities to our company and subsidiaries for the years ended March 31, 2018 and 2017 are set out in the following summary compensation table:

Summary Compensation Table – Years ended March 31, 2018 and 2017
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Richard A. Wright President, Chief Executive Officer, Vice-President, Chief Operating Officer, Director and Former Secretary and Treasurer(1)	2018 2017	168,000 168,000	Nil Nil	1,500(4) Nil	Nil Nil	Nil Nil	Nil Nil	24,186 22,002	193,686 190,002
David A. Guarino Chief Financial Officer, Secretary, Treasurer and Director(2)	2018 2017	154,000 N/A	Nil N/A	168,700(5) N/A	Nil N/A	Nil N/A	Nil N/A	5,500 N/A	328,200 N/A
Steven P. Nickolas Former President, Chief Executive Officer and Director(3)	2018 2017	3,072 180,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil 24,035	3,072 204,035

(1)

Effective as of May 31, 2013, Mr. Wright was appointed as vice-president, treasurer and a director of our company. On August 7, 2013, our board of directors appointed Mr. Wright as secretary of our company. On August 28, 2016, our board of directors appointed Mr. Wright as chief operating officer of our company. On April 7, 2017, our board of directors appointed Mr. Wright as president of our company. On April 28, 2017, Mr. Wright resigned as the secretary and treasurer of our company and our board of directors appointed Mr. Wright as the chief executive officer of our company.

(2)

On April 28, 2017, our board of directors appointed Mr. Guarino as the chief financial officer, secretary and treasurer and a director of our company. From 2015 until April, 2017, Mr. Guarino has been a consultant to our company.

(3)	On April 7, 2017, our company removed Mr. Nickolas as the president and chief executive officer of our company. On October 6, 2017, Mr. Nickolas resigned as a director of our company.
(4)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 1,500,000 shares of Series D Preferred Stock which will be convertible, without the payment of any additional consideration by the holder and at the option of the holder, into one fully paid and non-assessable share of our common stock at any time after (i) we achieve the consolidated revenue of our company and all of its subsidiaries equal to or greater than $40,000,000 in any 12 month period, ending on the last day of any quarterly period of our fiscal year; or (ii) a Negotiated Trigger Event, defined as an event upon which the Series D Preferred Stock will be convertible as may be agreed by our company and the holder in writing from time to time.

(5)

Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Reflects the issuance of 130,000 shares of common stock effective April 28, 2017 (valued at $167,700) and the issuance of 1,000,000 shares of Series D Preferred Stock (valued at $1,000).

Employment Agreement with Richard A. Wright

On March 30, 2016, we entered into an employment agreement dated effective March 1, 2016 with Richard A. Wright, our vice-president, secretary, treasurer and director, pursuant to which Mr. Wright agreed to perform such duties as are regularly and customarily performed by the vice president, secretary and treasurer of a corporation, and any other duties consistent with Mr. Wright’s position in our company. Pursuant to the terms of the employment agreement, we have agreed to (i) pay Mr. Wright $14,000 per month or such other amount as may be determined by our board of directors from time to time; and (ii) issue to Mr. Wright 1,500,000 shares of our Series C Preferred Stock (issued effective as of March 31, 2016). We also agreed that each of the following events constitute a “Negotiated Trigger Event” as defined in the Certificate of Designation for the Series C Preferred Stock: (i) the occurrence of a change of control event; (ii) the death of Mr. Wright; and (iii) the termination of the employment agreement for any reason.

In addition, we may (i) grant awards under our 2018 stock option plan to Mr. Wright from time to time and (ii) pay to Mr. Wright an annual discretionary performance bonus in an amount to be determined by our board of directors in its sole discretion. Mr. Wright will also be eligible to participate in other bonus programs offered by our company to our senior staff from time to time.

In addition, Mr. Wright will be entitled to participate in all of our employee benefit plans provided by our company to our senior officers. If we do not provide such plans at any time, we agreed to reimburse Mr. Wright for the reasonable cost of any such plans obtained privately. We also agreed to (i) provide Mr. Wright with vehicle leased in our company’s name, with lease payments not exceeding $700/month or such other amount as may be determined by our board of directors; (ii) pay Mr. Wright an allowance of $5,000 per month or such other amount as may be determined by our board of directors, which may be used by Mr. Wright as he sees fit, including without limitation, the funding of non-qualified retirement plans; (iii) reimburse Mr. Wright for any expenses that he incurs in connection with his duties under his employment agreement. Mr. Wright will be entitled in each year to five weeks’ paid vacation, in addition to weekends and statutory holidays, to be taken in installments of no more than three consecutive weeks of paid time off.

The initial term of the employment agreement is three years and, on the third anniversary of the effective date of the employment and on each annual anniversary date thereafter, the term of the employment agreement will automatically be extended by one additional year unless either party gives 90 days’ written notice to the other of its intention not to renew the employment agreement.

Provided that Mr. Wright has acted within the scope of his authority, we agreed to indemnify and save harmless Mr. Wright (including his heirs and legal representatives) against any and all costs, claims and expenses (including any amounts paid to settle any actions or satisfy any judgments) which: he may suffer or incur by reason of any matter or thing which he may in good faith do or have done or caused to be done as an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; or was reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been an employee, officer or director of our company, any of its subsidiaries or of any of their respective affiliates; provided that, the foregoing indemnification will apply only if: he acted honestly and in good faith with a view to the best interests of our company, any of its subsidiaries or any of their respective affiliates; and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

Mr. Wright agreed to indemnify and save harmless our company against, and agree to hold it harmless from, any and all damages, injuries, claims, demands, actions, liability, costs and expenses (including reasonable legal fees) incurred or made against our company arising from or connected with the performance or non-performance of his employment by him or the beach of any warranty, representation or covenant herein by him, other than claims by him pursuant to his employment agreement.

If and to the extent we maintain directors’ and officers’ liability insurance for the protection of our executives in connection with acts and omissions occurring during their employment with our company, we agreed that Mr. Wright will be included as an officer and director who is covered by such policy on a basis no less favorable than made available to other executives of our company.

On August 28, 2016, our board of directors appointed Mr. Wright as chief operating officer of our company. On April 7, 2017, our board of directors appointed Mr. Wright as president of our company. On April 28, 2017, Mr. Wright resigned as the secretary and treasurer of our company and our board of directors appointed Mr. Wright as the chief executive officer of our company.

David A. Guarino

We pay David A. Guarino $14,000 per month for his services and a $500 monthly car allowance. Effective April 28, 2017, we issued 130,000 shares of common stock to Mr. Guarino, who was appointed as the chief financial officer, secretary, treasurer and a director of our company on the same date. These shares are restricted from transfer for a period of two years.

Employment Agreement with Steven P. Nickolas

On March 30, 2016, we entered into an employment agreement dated effective March 1, 2016 with Steven P. Nickolas, our former president and chief executive officer and a former director of our company, pursuant to which Mr. Nickolas agreed to perform such duties as are regularly and customarily performed by the president and chief executive officer of a corporation, and any other duties consistent with Mr. Nickolas’s position in our company. Pursuant to the terms of the employment agreement, we agreed to (i) pay Mr. Nickolas $15,000 per month or such other amount as may be determined by our board of directors from time to time; and (ii) issue to Mr. Nickolas 1,500,000 shares of our Series C Preferred Stock (issued effective as of March 31, 2016). We also agreed that each of the following events constitute a “Negotiated Trigger Event” as defined in the Certificate of Designation for the Series C Preferred Stock: (i) the occurrence of a change of control event; (ii) the death of Mr. Nickolas; and (iii) the termination of the employment agreement for any reason.

In addition, we agreed to (i) provide Mr. Nickolas with vehicle leased in our company’s name, with lease payments not exceeding $700/month or such other amount as may be determined by our board of directors; (ii) pay Mr. Nickolas an allowance of $5,000 per month or such other amount as may be determined by our board of directors, which may be used by Mr. Nickolas as he sees fit, including without limitation, the funding of non-qualified retirement plans; (iii) reimburse Mr. Nickolas for any expenses that he incurs in connection with his duties under his employment agreement.

On November 18, 2016, our company provided notice to Mr. Nickolas of our board of director’s finding that there is “just cause” for termination of Mr. Nickolas’s employment and of our company’s intent to terminate the employment of Mr. Nickolas for “just cause” pursuant to the provision of the employment agreement with Mr. Nickolas dated March 1, 2016. Under the employment agreement, Mr. Nickolas had 30 days to cure the failures and breaches creating “just cause” for termination. Mr. Nickolas failed to cure such failure and breaches and, on April 7, 2017, our company terminated the employment of Mr. Nickolas for cause. In addition, our company removed Mr. Nickolas as the president and chief executive officer of our company. On October 6, 2017, Mr. Nickolas resigned as a director of our company.

On October 31, 2017, our company and its subsidiaries entered into a Settlement Agreement and Mutual Release of Claims with Steven P. Nickolas, the Nickolas Family Trust, Water Engineering Solutions, LLC and Enhanced Beverages, LLC, companies and trust that are controlled or owned by Mr. Nickolas, and McDowell 78, LLC and Wright Investments Group, LLC, a company controlled or owned by Richard A. Wright. The Settlement Agreement and Mutual Release of Claims provides that Mr. Nickolas acknowledged and agreed that the employment agreement between Mr. Nickolas and our company was terminated as of April 7, 2017 and no further amounts are owed to Mr. Nickolas under the employment agreement and we agreed to waive restrictive covenants set out in the employment agreement.

Grant of Series C Convertible Preferred Stock

On March 30, 2016, we designated 3,000,000 shares of the authorized and unissued preferred stock of our company as “Series C Preferred Stock” by filing a Certificate of Designation with the Secretary of State of the State of Nevada. Each share of the Series C Preferred Stock will be convertible, without the payment of any additional consideration by the holder and at the option of the holder, into one fully paid and non-assessable share of our common stock at any time after (i) we achieve the consolidated revenue of our company and all of its subsidiaries equal to or greater than $15,000,000 in any 12 month period, ending on the last day of any quarterly period of our fiscal year; or (ii) a Negotiated Trigger Event, defined as an event upon which the Series C Preferred Stock will be convertible as may be agreed by our company and the holder in writing from time to time.

Effective March 31, 2016, we issued a total of 3,000,000 shares of our Series C Preferred Stock (1,500,000 shares to each) to Steven P. Nickolas, a former director and executive officer of our company, and Richard A. Wright, a director and executive officer of our company, pursuant to their employment agreements dated effective March 1, 2016.

On August 17, 2017, we issued 1,500,000 shares of our common stock to Steven P. Nickolas upon conversion of 1,500,000 shares of our Series C Preferred Stock held by Mr. Nickolas. The shares of our Series C Preferred Stock became convertible into shares of our common stock without the payment of any additional consideration by Mr. Nickolas and at the option of Mr. Nickolas because the termination of the employment agreement between our company and Mr. Nickolas was an event constituting a “Negotiated Trigger Event” as defined in the Certificate of Designation for our Series C Preferred Stock.

Grant of Series D Convertible Preferred Stock

On May 3, 2017, we designated 3,000,000 shares of the authorized and unissued preferred stock of our company as “Series D Preferred Stock” by filing a Certificate of Designation with the Secretary of State of the State of Nevada. On November 2, 2017, we increased the number of authorized shares of Series D Preferred Stock in our company to 5,000,000 shares by filing an Amendment to the foregoing Certificate of Designation with the Secretary of State of the State of Nevada. Each share of the Series D Preferred Stock will be convertible, without the payment of any additional consideration by the holder and at the option of the holder, into one fully paid and non-assessable share of our common stock at any time after (i) we achieve the consolidated revenue of our company and all of its subsidiaries equal to or greater than $40,000,000 in any 12 month period, ending on the last day of any quarterly period of our fiscal year; or (ii) a Negotiated Trigger Event, defined as an event upon which the Series D Preferred Stock will be convertible as may be agreed by our company and the holder in writing from time to time.

Effective May 3, 2017, we issued 1,000,000 shares of our Series D Preferred Stock to Richard A. Wright and 1,000,000 shares of our Series D Preferred Stock to Mr. Guarino.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

Other than the provisions of the employment agreement with Mr. Wright described below, we have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

If, within 90 days of the occurrence of a change of control event, Mr. Wright resigns from his employment relationship with our company or our company terminates his employment agreement for any reason other than for just cause, then we agreed to pay Mr. Wright severance in an amount equal to the following: 36 months’ salary plus an amount, if any, equal to the following: one month’s salary multiplied by the number of calendar years, starting on the effective date of the employment agreement, that Mr. Wright is employed by our company under his employment agreement.

We may terminate Mr. Wright’s employment at any time for other than just cause by delivering to Mr. Wright written notice of termination. In such a case, we agreed to pay Mr. Wright severance in an amount equal to the following: 36 months’ salary plus an amount, if any, equal to the following: one month’s salary multiplied by the number of calendar years, starting on the effective date of the employment, that Mr. Wright is employed by our company under his employment agreement.

Subject to applicable employment laws or similar legislation, we may terminate Mr. Wright’s employment in the event he has been unable to perform his duties for a period of eight consecutive months or a cumulative period of 12 months in any consecutive 24 month period, because of a physical or mental disability. Mr. Wright’s employment will automatically terminate on his death. In the event Mr. Wright’s employment with our company terminates by reason of Mr. Wright’s death or disability, then upon and immediately effective on the date of termination we agreed to promptly pay and provide Mr. Wright (or in the event of Mr. Wright’s death, Mr. Wright’s estate); any unpaid salary and any outstanding and accrued regular and special vacation pay through the date of termination; reimbursement for any unreimbursed expenses incurred through to the date of termination; and any outstanding amounts due under any awards which will be dealt with in accordance with our 2013 equity incentive plan or 2018 stock option plan and the award agreement. In the event Mr. Wright’s employment is terminated due to a disability, we agreed to pay to Mr. Wright the severance referred to above.

We may terminate Mr. Wright’s employment for just cause at any time by delivering to Mr. Wright written notice of termination. In the event that Mr. Wright’s employment with our company is terminated by our company for just cause, Mr. Wright will not be entitled to any additional payments or benefits (except as otherwise provided in his employment agreement), other than for amounts due and owing to Mr. Wright by our company as of the date of termination, except for any awards under our 2013 equity incentive plan or 2018 stock option plan will be dealt with in accordance with the plan and award agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of March 31, 2018:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Richard A. Wright	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	N/A
David A. Guarino	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	N/A
Steven P. Nickolas	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	N/A

Compensation of Directors

The particulars of compensation paid to our directors who are not named executive officers for the fiscal year ended March 31, 2018 are set out in the following director compensation table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Aaron Keay	Nil	Nil	100,712(1)(3)	Nil	Nil	Nil	100,712
Bruce Leitch	Nil	Nil	28,775(2)(3)	Nil	Nil	Nil	28,775

(1)

Effective April 28, 2017, we granted 350,000 stock options to Aaron Keay, a director of our company. These stock options are exercisable at the exercise price of $1.29 per share for a period of ten years from the date of grant and vest as follows: (i) 87,500 upon the date of grant; and (ii) 87,500 on each anniversary date of grant.

(2)

Effective April 28, 2017, we granted 100,000 stock options to Bruce Leitch, a director of our company. These stock options are exercisable at the exercise price of $1.29 per share for a period of ten years from the date of grant and vest as follows: (i) 25,000 upon the date of grant; and (ii) 25,000 on each anniversary date of grant.

(3)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718.

We have no formal plan for compensating our directors for their services in their capacity as directors. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

Transactions with Related Persons

Other than as disclosed below, there has been no transaction, since April 1, 2016, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds $50,960, being the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(a)	any director, director nominee or executive officer of our company;

(b)	any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities;

(c)

any person who acquired control of our company when it was a shell company or any person that is part of a group, consisting of two or more persons that agreed to act together for the purpose of acquiring, holding, voting or disposing of our common stock, that acquired control of our company when it was a shell company; and

(d)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

Under the terms of the exclusive manufacturing agreement entered into on April 15, 2013 between our company and Water Engineering Solutions LLC, an entity that is controlled and majority owned by Steven P. Nickolas, a stockholder who beneficially owns, directly or indirectly, more than 5% of a class of our voting securities and a former officer and director of our company, and Richard A. Wright, an officer, director and stockholder of our company, and during the year ended March 31, 2017, we paid $104,619 to Water Engineering Solutions LLC for custom engineered equipment used in the production of our alkaline water.

On October 31, 2017, our company and its subsidiaries entered into a Settlement Agreement and Mutual Release of Claims (the “Settlement Agreement”) with Steven P. Nickolas, the Nickolas Family Trust, Water Engineering Solutions, LLC and Enhanced Beverages, LLC, companies and trust that are controlled or owned by Mr. Nickolas, (collectively, the “Nickolas Parties”) and McDowell 78, LLC and Wright Investments Group, LLC, a company controlled or owned by Richard A. Wright, (collectively, “Wright/McDowell”).

The Settlement Agreement provides, among other things, the following:

1.	Simultaneous with the full execution of the Settlement Agreement, we agreed to pay Mr. Nickolas $110,000 in one lump sum (paid);

2.

From the date of the Settlement Agreement, we agreed to waive the application of our Insider Trading Policy as to Mr. Nickolas, thereby removing any black-out periods for all future sales of our common stock by Mr. Nickolas;

3.	Within three business date of the full execution of the Settlement Agreement, we agreed to instruct our transfer agent to issue Mr. Nickolas 700,000 shares of our common stock (issued);

4.	Within 10 business days of the full execution of the Settlement Agreement, we agreed to issue Mr. Nickolas 300,000 shares of our Series D Preferred Stock (issued);

5.

In exchange of 700,000 shares of our common stock and 300,000 shares of our Series D Preferred Stock described above, Mr. Nickolas forfeited his 10,000,000 shares of our Series A Preferred Stock, to be cancelled for no further consideration;

6.

Upon the full execution of the Settlement Agreement, Mr. Nickolas and our company agreed to file the stipulations to dismiss the complaints and counterclaim filed by each of them with prejudice, with each side to bear its own costs and attorney’s fees. In addition, our company and Wright/McDowell agreed that they will effectuate the dismissal of an arbitration proceeding against the Nickolas Parties with prejudice, with each side to bear its own attorneys’ fees and costs;

7.	Mr. Nickolas surrendered all right, interest or claim to the shares of our common stock owned by WIN Investments, LLC and Lifewater Industries, LLC for no additional consideration;

8.

Mr. Nickolas acknowledged and agreed that the employment agreement between Mr. Nickolas and our company was terminated as of April 7, 2017 and no further amounts are owed to Mr. Nickolas under the employment agreement and we agreed to waive restrictive covenants set out in the employment agreement;

9.	We agreed to assume financial responsibility for the federal tax obligations in the total amount of $45,738.68 owed by Mr. Nickolas and certain outstanding invoice in the amount of $21,008.71;

10.

Mr. Nickolas acknowledged and agreed that 1,500,000 stock options with an exercise price of $0.52 issued to Mr. Nickolas on or about March 1, 2016 has expired and a total of 148,000 stock options issued to Mr. Nickolas before 2016 will automatically expire 90 days from October 6, 2017, the date Mr. Nickolas ceased being a director of our company (expired);

11.

We agreed that Mr. Nickolas will have access to a reasonable amount of Alkaline88 water, not to exceed 30 cases at the time of pickup at our facility, for his personal consumption only at no cost while Mr. Nickolas is a direct stockholder of our company and Mr. Nickolas will be limited to an average of 20 cases per month for his personal consumption; and

12.	The parties also agreed to mutual release of claims.

On November 8, 2017, we entered into an Exchange Agreement and Mutual Release of Claims (the “Exchange Agreement”) with Richard A. Wright, our president, chief executive officer and director.

The Exchange Agreement provides, among other things, the following:

1.	Within five business date of the full execution of the Exchange Agreement, we agreed to instruct our transfer agent to issue Mr. Wright 700,000 shares of our common stock (issued on November 9, 2017);

2.	Within 10 business days of the full execution of the Exchange Agreement, we agreed to issue 300,000 shares of our Series D Preferred Stock (issued on November 9, 2017);

3.

In exchange of 700,000 shares of our common stock and 300,000 shares of our Series D Preferred Stock described above, Mr. Wright forfeited his 10,000,000 shares of our Series A Preferred Stock, to be cancelled for no further consideration; and

4.	The parties also agreed to mutual release of claims.

On November 8, 2017, Richard A. Wright and Sharon Wright, Mr. Wright’s spouse, executed a Stock Option Forfeiture & General Release (the “Stock Option Forfeiture Agreement”).

The Stock Option Forfeiture Agreement provides, among other things, the following:

1.

In exchange for, among other things, receipt of 200,000 shares of our Series D Preferred Stock (issued on November 9, 2017), Mr. Wright agreed that Mr. Wright’s stock options to purchase 1,500,000 shares of our common stock at an exercise price of $0.52 per share were forfeited, terminated and otherwise cancelled as of November 8, 2017; and

2.	Mr. Wright also agreed to release of claims against our company.

On September 14, 2017, Wright Investment Group LLC, an entity controlled by Richard A. Wright, our president, chief executive officer and director, advanced $200,000 to our company. On October 17, 2017, Wright Investment Group LLC advanced $400,000 to our company. On November 22, 2017, Wright Investment Group LLC advanced $400,000 to our company. The $1,000,000 in advancements were repaid to Wright Investment Group, LLC on March 2, 2018.

On February 14, 2018, David A. Guarino, our chief financial officer, secretary, treasurer and director, entered into a guarantee agreement with CNH Specialty Finance in order for CNH Specialty Finance to agree to provide our company a $400,000 temporary order advance under the credit facility agreement. Under the guarantee agreement, Mr. Guarino personally, absolutely, and unconditionally, jointly and severally, guaranteed the prompt, complete and full payment of our obligations to repay the temporary order advance only, under the credit agreement, with CNH Speciality Finance.

On May 25, 2016, we entered into an agreement with BMC Strategic Associates (“BMCSA”), a division of Beverage Marketing Corporation, with regard to a possible strategic transaction “relationship” involving the Alkaline88 brand and all assets related to such brand. Brian Sudano, a director nominee, is Managing Partner of Beverage Marketing Corporation and BMC Strategic Associates. During the term of the agreement, BMCSA has the exclusive right to represent our company in the developing a strategic relationship (defined as any investment, joint venture, etc. involving the Alkaline88 brand and all assets related to such brand and a strategic party who is more than a mere financier). The agreement provides that if our company consummates a strategic relationship during the term of the agreement with any party, licensor, joint venture partner, etc., or within 18 months of the date of termination of the agreement, then we must pay BMCSA, at closing of such strategic relationship, a commission based upon the value of the strategic relationship as follows: 5% for the first $2 million, 4% for next $2 million, 3% for next $2 million, 2% for next $2 million and 1% of the total amount above $8 million, provided however, in no event will the commission be less than $500,000. We agreed to reimburse BMCSA on a monthly basis for all reasonable out-of-pocket expenses incurred by BMCSA in connection with the performance of services provided under the agreement. The agreement continues in force until terminated by either party in writing upon at least 30 days’ written notice. Since May 25, 2016, we paid BMCSA an aggregate of $25,145 in consideration of the consulting services provided by BMCSA under the agreement.

Compensation for Executive Officers, Directors and Nominees

For information regarding compensation for our executive officers and directors, see “Executive Compensation”.

Proposal 2
Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the appointment of AMC Auditing, LLC as our independent registered public accounting firm.

Stockholder ratification of the appointment of AMC Auditing, LLC as our independent registered public accounting firm is required by the policies of the TSX Venture Exchange. If the stockholders fail to ratify the appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of AMC Auditing, LLC are not expected to be present at the annual meeting. However, we will provide contact information for AMC Auditing, LLC to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of AMC Auditing, LLC as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR the ratification of the appointment of AMC Auditing, LLC as our independent registered public accounting firm.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We were notified that Seale & Beers, CPAs was acquired by AMC Auditing, LLC. As a result, effective as of November 18, 2016, Seale& Beers, CPAs resigned as our independent registered public accounting firm and we engaged AMC Auditing, LLC as our independent registered public accounting firm. The change of our independent registered public accounting firm from Seale& Beers, CPAs to AMC Auditing, LLC was approved by our board of directors.

The report of Seale & Beers, CPAs on our financial statements for our fiscal years ended March 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our fiscal years ended March 31, 2016 and 2015 and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Seale & Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreement, if not resolved to the satisfaction of Seale & Beers, CPAs, would have caused Seale & Beers, CPAs to make reference to the subject matter of the disagreement in connection with its report.

During our fiscal years ended March 31, 2016 and 2015 and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

During our fiscal years ended March 31, 2016 and 2015 and in the subsequent interim period through the date of appointment, we have not consulted with AMC Auditing, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has AMC Auditing, LLC provided to us a written report or oral advice that AMC Auditing, LLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with AMC Auditing, LLC regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to Our Independent Registered Public Accounting Firms

The following table sets forth the fees billed to our company for the years ended March 31, 2018 and 2017 for professional services rendered by Seale & Beers, CPAs and AMC Auditing, LLC:

Fees	2018	2017
Audit Fees	$ 40,000	$ 35,000
Audit Related Fees	-	-
Tax Fees	-	-
Other Fees	22,500	22,500
Total Fees	$ 62,500	$ 57,500

Pre-Approval Policies and Procedures

Our audit committee reviews and pre-approves all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our board of directors (prior to the establishment of our audit committee) and our audit committee (subsequent to the establishment of our audit committee) before the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Seale & Beers, CPAs and AMC Auditing, LLC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining its respective independence.

Proposal 3
Approval of 2018 Stock Option Plan

Our board of directors is asking our stockholders to approve our 2018 stock option plan.

On April 25, 2018, our board of directors adopted the 2018 stock option plan, pursuant to which we may grant stock options to acquire up to a total of 5,171,612 shares of our common stock, including any other shares of our common stock which may be issued pursuant to any other stock options granted by our company outside the plan. We adopted the plan in connection with our application to list our common stock on the TSX Venture Exchange.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of our 2018 stock option plan.

Our board of directors recommends that you vote FOR the approval of our 2018 stock option plan.

Description of Our 2018 Stock Option Plan

The following is a summary of the material features of our 2018 stock option plan. The full text of our 2018 stock option plan is attached to this proxy statement as Schedule “A”.

Purpose

The purpose of our 2018 stock option plan is to retain the services of valued key employees and consultants of our company and such other persons as the plan administrator selects, and to encourage such persons to acquire a greater proprietary interest in our company, thereby strengthening their incentive to achieve the objectives of our stockholders, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the plan administrator.

Administration

The plan administrator, which is currently our board of directors, administers our 2018 stock option plan. The plan administrator has sole authority, in its absolute discretion, to (i) construe and interpret the plan; (ii) grant stock options under the plan; (iii) determine the individuals to whom stock options will be granted under the plan and whether the option is an incentive stock option or a non-qualified stock option; (iv) determine the number of shares of our common stock subject to each stock option, the exercise price of each stock option, and the duration of each stock option.

Eligibility

Employees of our company or subsidiary subject to tax in the United States are eligible to receive incentive stock options. As of August 13, 2018, there are approximately 15 persons eligible to receive incentive stock options. Employees of our company or subsidiary, consultants and such other persons as the plan administrator selects are eligible to receive non-qualified stock options. As of August 13, 2018, there are approximately 15 persons eligible to receive non-qualified stock options.

While our common stock is listed on the TSX Venture Exchange, an optionee must either be an Eligible Charitable Organization or a Director, Employee or Consultant (as defined by the policies of the TSX Venture Exchange) of our company or a subsidiary of our company at the time of grant of the stock options, except as otherwise provided by the polices of the TSX Venture Exchange and, for stock options granted to Employees, Consultants or Management Company Employees (as defined by the policies of the TSX Venture Exchange), we must ensure that the optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

While our common stock is listed on the TSX Venture Exchange, except in relation to Consultant Companies (as defined by the policies of the TSX Venture Exchange), the stock options may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of a stock option.

Shares Subject to Our 2018 Stock Option Plan

Under the plan, the plan administrator is authorized to grant stock options to acquire up to a total of 5,171,612 shares of our common stock, including any other shares of our common stock which may be issued pursuant to any other stock options granted by our company outside our 2018 stock option plan.

Number of Stock Options

While our common stock is listed on the TSX Venture Exchange, the maximum number shares of our common stock subject to a stock option to a holder who is a Consultant (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period.

While our common stock is listed on the TSX Venture Exchange, the number of stock options granted to all persons in aggregate who are employed to perform Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period, provided that such stock options vest in stages over a 12 month period with no more than 1/4 of the stock options vesting in any 3 month period.

Type of Stock Options

Under the plan, either incentive stock options or non-qualified stock options may be granted. Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. The aggregate fair market value on the date of grant of our common stock with respect to which incentive stock options are exercisable for the first time by an optionee subject to tax in the United States during any calendar year must not exceed $100,000, or such other limit as may be prescribed by the Internal Revenue Code, as amended.

Stock Option Price

The per share exercise price for an incentive stock option must not be less than the fair market value per share of our common stock on the date of grant. With respect to incentive stock options granted to greater-than-ten percent stockholder of our company, the exercise price per share must not be less than 110% of the fair market value per share of our common stock on the date of grant. With respect to non-qualified stock options, the exercise price per share must be determined by the plan administrator at the time the stock option is granted.

While our common stock is listed on the TSX Venture Exchange, the exercise price of the shares of our common stock covered by each stock option must be determined by the plan administrator and the exercise price must not be less than the price permitted by the TSX Venture Exchange or other regulatory body having jurisdiction and a minimum exercise price must not be established unless the stock options are allocated to particular persons and we must not grant stock options unless and until the stock options have been allocated to a particular person or persons;

While our common stock is listed on the TSX Venture Exchange, the exercise price of a stock option must be paid in cash.

On August 10, 2018, the closing price of our common stock as reported by the OTCQB was US$1.90 per share and the closing price of our common stock as reported by the TSX Venture Exchange was CDN$2.50.

Duration of Stock Options

The expiration date of a stock option must not be later than 10 years from the date of grant; provided that the expiration date of any incentive stock option granted to a greater-than-ten percent stockholder of our company must not be later than five years from the date of grant.

Vesting Schedule

The vesting schedule for each stock option must be specified by the plan administrator at the time of grant prior to the provision of services with respect to which such stock option is granted. If no vesting schedule is specified at the time of grant by the plan administrator or in our 2018 stock option plan, the stock option vest immediately.

The plan administrator may accelerate the vesting of one or more outstanding stock options.

Term of Stock Option

Stock options that have vested but not exercised terminate upon the occurrence of the first of the following events, except as provided for in a stock option agreement: (i) the expiration of the option; (ii) the date of an optionee’s termination of employment or contractual relationship with our company for cause; (iii) the expiration of three months from the date of an optionee’s termination of employment or contractual relationship for any reason other than cause, death or certain disability; and (iv) the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or certain disability, provided, however, while our common stock is listed on the TSX Venture Exchange, stock options granted to optionees engaged in Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) on behalf of our company expire 30 days after such optionees cease to perform such Investor Relations Activities for our company. Stock options that have not vested terminate immediately upon the optionee’s resigning from or our terminating the optionee’s employment or contractual relationship with our company for any reason whatsoever, including death or disability.

Transfer of Stock Option

The stock options granted under the plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution, and will not be subject to execution, attachment or similar process, provided, however, that subject to applicable laws, the optionee’s heirs or administrators may exercise any portion of the outstanding vested stock options within one year of the optionee’s death. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option contrary to the provisions of the plan, or upon the sale, levy or any attachment or similar process the rights and privileges conferred by the plan, such stock option will terminate and become null and void.

Securities Regulation and Tax Withholding

Stock options will not be granted and shares of our common stock will not be issued with respect to stock options unless the grant of such stock options, the exercise of such stock options and the issuance and delivery of such shares comply with all applicable laws. The optionee must pay to us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes resulting upon exercise of a stock option or from a transfer or other disposition of shares of our common stock acquired upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Certain Corporate Transactions

If we are involved in a merger, consolidation, acquisition of property, reorganization, or liquidation, or we declare a dividend payable in, or subdivided, reclassify, reorganize, or combine our common stock, the plan administrator will, with respect to each outstanding stock option, proportionately adjust the number of shares of our common stock subject to such stock option and/or the exercise price per share so as to preserve the rights of the optionee substantially proportionate to the rights of the optionee prior to such event. Also to the extent such action include an increase or decrease in the number of shares of our common stock, the number of shares available under the plan and the exercise price for such stock option will automatically be increased or decreased proportionately.

For greater certainty, the exercise price for any stock options and the number of shares of our common stock deliverable upon the exercise of the stock options will be subject to adjustment in the case of any capital reorganization or of any reclassification of the capital of our company, or in the case of the consolidation, merger or amalgamation of our company with or into any other company, each stock option will, after such event, confer the right to purchase the number of shares of our common stock or other securities of our company (or of the company resulting from such event) which the optionee would have been entitled to upon such event if the optionee had been a stockholder of our company at the time of such event.

Term of the Plan

The plan administrator may grant incentive stock options on or after the date on which the plan is adopted through the day immediately preceding the 10th anniversary of the date the plan is adopted. The plan administrator may grant non-qualified stock options on or after the date the plan is adopted and until the plan is terminated by our board of directors.

Stockholder Approval

While our common stock is listed on the TSX Venture Exchange, unless disinterested stockholder approval is obtained, under no circumstances will the plan, together with all of our other previously established and outstanding stock option plans or grants, result in: (i) the aggregate number of shares of our common stock reserved for issuance under stock options granted to insiders (as a group) at any point in time exceeding 10% of the issued shares of our common stock; (ii) the grant to insiders (as a group), within a 12 month period, of an aggregate number of stock options exceeding 10% of the issued shares of our common stock, calculated at the date a stock option is granted to any insider; or (iii) the aggregate number of stock options granted to any one optionee (and companies wholly owned by that optionee) within a 12 month period exceeding 5% of the issued shares of our common stock, calculated on the date a stock option is granted to the optionee.

While our common stock is listed on the TSX Venture Exchange, we must obtain disinterested stockholder approval for any amendment to stock options held by insiders that would have the effect of decreasing the exercise price of the stock options.

Amendment and Termination

The plan administrator may, subject to applicable laws, at any time modify, amend or terminate the plan or modify or amend stock options granted under the plan, provided, however, that (i) no amendment with respect to an outstanding stock option which has the effect of reducing the benefits afforded to the optionee must be made over the objection of such optionee; (ii) the events triggering acceleration of vesting of outstanding stock options may be modified, expanded, or eliminated without the consent of the optionees; and (iii) the plan administrator may not increase the number of shares available for issuance on the exercise of incentive stock options without stockholder approval.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of our 2018 stock option plan under the provisions of U.S. federal income tax laws currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax laws are subject to change at any time, possibly with retroactive effect. This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular participant and should not be so construed. The tax consequences to any particular participant will vary according to the status of that participant as an individual, trust, corporation or member of a partnership, the jurisdictions in which that participant is subject to taxation and, generally, according to that participant’s particular circumstances. Each participant should consult his or her own tax advisor with respect to the income tax consequences applicable to such participant’s own particular circumstances.

This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular holder of shares of our stock and should not be so construed. The tax consequences to any particular holder of shares of our stock will vary according to the status of that holder as an individual, trust, corporation or member of a partnership, the jurisdictions in which that holder is subject to taxation and, generally, according to that holder’s particular circumstances. Each holder should consult the holder’s own tax advisor with respect to the income tax consequences applicable to the holder’s own particular circumstances.

Non-Qualified Stock Options

A non-statutory or non-qualified stock option is a stock option that does not meet the requirements of sections 421 through 422 of the Internal Revenue Code, as amended. A non-qualified stock option will be taxed in the hands of the optionee at the time of exercise. The optionee will recognize ordinary income for United States tax purposes in the amount of the fair market value (less whatever the optionee paid for the option) in the year of exercise. The optionee may recognize a capital gain or loss when the underlying shares of our common stock are sold. In calculating the gain or loss, the optionee’s cost basis for the shares of our common stock will be the fair market value of the stock option when exercised.

Qualified Stock Options

The Internal Revenue Code, as amended provides special tax treatment for qualified stock options meeting the requirements of section 422 of the Internal Revenue Code, as amended, commonly called “incentive stock options”.

If the stock option qualifies as an incentive stock option, the optionee will have no regular federal income tax liability upon its grant or upon its exercise. However, the excess, if any, of the fair market value of the underlying shares of our common stock on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise.

Once the optionee exercises an incentive stock option, he or she must hold the underlying shares of our common stock for at least two years from the date the stock option was granted or at least one year from the date the stock option was exercised, whichever is later. If the shares of our common stock are sold after the hold period, any gain (or loss) will be taxed as a capital gain (or loss). On the other hand, if any of the shares of our common stock are sold during the hold period, any gain on the shares of our common stock that are sold will be taxed as ordinary income. Note that the balance of the shares of our common stock will continue to qualify for capital gains treatment if it is held until the expiration of the hold period.

Under section 422 of the Internal Revenue Code, as amended, incentive stock options must meet the following requirements:

(a)	incentive stock options can entitle the employee to purchase shares of the employer corporation, its parent or its subsidiary, but not of a sister corporation of the employer corporation;

(b)

incentive stock options can only be granted to an employee who, at the time of grant, does not own shares having more than 10 percent of the total combined voting power of all classes of stock of the employer corporation, its parent or any subsidiary; provided that this limitation will not apply if, at the time of the grant, the exercise price is at least 110 percent of the fair market value of the underlying stock, and the stock option is by its terms not exercisable for a period of more than five years from the date on which it is granted;

(c)

generally, the exercise price of incentive stock options must be payable in cash, although this requirement is relaxed if the incentive stock option meets all of the requirements of section 422(b) of the Internal Revenue Code, as amended (thus making it possible for the optionee to pay the exercise price by, for example, surrendering stock of the issuer or transferring to the issuer other property);

(d)	incentive stock options must be granted under a plan adopted by the corporation;

(e)	the plan must be approved by the shareholders within 12 months before or after the date on which the plan is adopted;

(f)	the plan must set out the total number of shares that may be issued thereunder as well as the employees (or class of employees) who may receive the stock options;

(g)	the incentive stock options must be granted and exercised within 10 years from the date the plan is adopted or approved, whichever is earlier;

(h)	the stock option price must not be less than the fair market value of the stock at the time the stock option is granted;

(i)	incentive stock options must not be transferable except in the event of death; and

(j)

incentive stock options cease to qualify as such three months after the optionee ceases to be an employee, except where the optionee is disabled within the meaning of section 22(e)(3) of the Internal Revenue Code, as amended, in which case the three-month period is extended to one year.

In addition, the aggregate fair market value of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (granted under the plan and all other plans of the company, its parent or any subsidiary) must not exceed $100,000. Any portion of a stock option which exceeds this limit is treated as a non-qualified stock option.

Stock Option Grants

As of August 13, 2018, the following persons or group of persons held the following number of stock options of our company.

Group	Number of Shares of Our Common Stock Subject to Stock Options
Richard A. Wright President, Chief Executive Officer, Vice-President, Chief Operating Officer, Director	Nil
David A. Guarino Chief Financial Officer, Secretary, Treasurer and Director	Nil
Aaron Keay Director	350,000
Bruce Leitch Director	100,000
Steven P. Nickolas Former President, Chief Executive Officer and Director	Nil
All current executive officers as a group (2 persons)	Nil
All current directors who are not executive officers as a group (3)	450,000
The following individual received 5% or more of the total stock options granted to date (other than Richard A. Wright and Steven P. Nickolas): Frank Chessman	514,800

Group	Number of Shares of Our Common Stock Subject to Stock Options
All employees, excluding executive officers, as a group	2,435,000

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of March 31, 2018.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2013 Equity Incentive Plan)(1)(2)	2,434,000	$1.086	Nil
Equity compensation plans not approved by security holders (2018 Stock Option Plan)	Nil	N/A	2,737,612(3)
Total	2,434,000	$1.086	2,737,612

(1)

Effective October 7, 2013, our board of directors adopted and approved our 2013 equity incentive plan. The plan was approved by a majority of our stockholders on October 7, 2013. On October 31, 2014, our board of directors amended our 2013 equity incentive plan to, among other things, increase the number of shares of stock of our company available for the grant of awards under the plan from 20,000,000 shares to 35,000,000 shares. The purpose of the plan is to (a) enable our company and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our company’s long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of our company; and (c) promote the success of our company’s business. Effective as of December 30, 2015, we effected a 50-for-1 reverse stock split of our authorized and issued and outstanding shares of common stock which decreased the number of shares of stock of our company available for the grant of awards under the plan from 35,000,000 shares to 700,000 shares. Effective as of January 20, 2016, our board of directors amended the plan to increase the number of shares of stock of our company available for the grant of awards under the plan from 700,000 to 7,700,000. The plan enabled us to grant awards of a maximum of 7,700,000 shares of our stock and awards that may be granted under the plan included incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards and performance compensation awards.

(2)

Our 2013 equity incentive plan has been suspended in connection with our application to list our common stock on the TSX Venture Exchange, but the suspension does not affect any awards, including any stock options, already granted under the plan.

(3)	Our 2018 stock option plan permits the grant of up to an aggregate of 5,171,612 stock options (including all outstanding stock options granted under our 2013 equity incentive plan).

Proposal 4
Advisory Vote on Executive Compensation

Pursuant to the rules of the Securities and Exchange Commission, we are required to provide our stockholders with a non-binding advisory vote on the compensation of our named executive officers.

We urge you to read the “Executive Compensation” section of this proxy statement. This advisory vote, commonly known as “Say-on-Pay,” gives you as a stockholder the opportunity to endorse or not endorse the compensation of our named executive officers.

Because your vote is advisory, it will not be binding on our board of directors. However, our board of directors will take into account the outcome of the vote when considering future executive compensation arrangements.

Our board of directors recommends that you vote FOR the approval of compensation of our named executive officers as disclosed in this proxy statement.

Proposal 5
Advisory Vote on Frequency of Advisory Vote on Executive Compensation

In addition to providing you with a non-binding advisory vote on compensation of our named executive officers, we are also presenting the following proposal, which gives you as a stockholder the opportunity to cast a non-binding advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on frequency” vote. Under this proposal, our stockholders may cast a non-binding advisory vote on whether they would prefer to have a vote on the compensation of our named executive officers every year, every two years or every three years.

Our board of directors believes that the non-binding advisory vote on the compensation of our named executive officers should be conducted every three years and we are asking our stockholders to vote for a frequency of “three years.” The option that receives the most votes cast at the annual meeting will be considered by our board of directors in determining the preferred frequency with which we will hold a stockholder vote to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As an advisory vote, this proposal is not binding. However, our board of directors will consider the option that receives the most votes in determining the frequency of future votes on compensation of our named executive officers.

Our board of directors recommends that you vote FOR the option of a vote every three years on the compensation of our named executive officers.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than the election of directors and the approval of our 2018 stock option plan.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than April 15, 2019. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to The Alkaline Water Company Inc., 14646 N. Kierland Blvd., Suite 255, Scottsdale, AZ 85254, Attention: David A. Guarino.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the person named on the proxy to vote the shares represented by the proxy on such matters in accordance with his judgment.

By Order of the Board of Directors

/s/ Richard A. Wright
Richard A. Wright
President, Chief Executive Officer, Vice-President,
Chief Operating Officer and Director

August 13, 2018

SCHEDULE “A”

THE ALKALINE WATER COMPANY INC.

2018 STOCK OPTION PLAN

This 2018 Stock Option Plan (the “Plan”) provides for the grant of options to acquire shares of common stock, par value of U.S.$0.001 per share (the “Common Stock”), of The Alkaline Water Company Inc., a Nevada corporation (the “Company”). For the purposes of Eligible Employees (as defined below) who are subject to tax in the United States, stock options granted under this Plan that qualify under Section 422 of the United States Internal Revenue Code, as amended (the “Code”), are referred to in this Plan as “Incentive Stock Options”. Incentive Stock Options and stock options that do not qualify under Section 422 of the Code (“Non-Qualified Stock Options”) and stock options granted to non-United States residents under this Plan are referred to collectively as “Options”.

1.             PURPOSE

1.1           The purpose of this Plan is to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2           This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable Canadian federal and provincial, and United States federal and state securities laws, Canadian provincial securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the “Applicable Laws”).

2.             ADMINISTRATION

2.1           This Plan shall be administered initially by the Board of Directors of the Company (the “Board”), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board to administer the Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the “Plan Administrator”.

2.2           If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, and (b) “Non-Employee Directors” as contemplated by Rule 16b-3 under the Exchange Act.

2.3           The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4           The Board may at any time amend, suspend or terminate the Plan, subject to such shareholder approval as may be required by Applicable Laws, including the rules of an applicable stock exchange or other national market system, provided that:

(a)	no Options may be granted during any suspension of the Plan or after termination of the Plan; and

(b)

any amendment, suspension or termination of the Plan will not affect Options already granted, and such Options will remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee (as defined below) and the Plan Administrator, which agreement will have to be in writing and signed by the Optionee and the Company.

2.5           Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, or otherwise;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options; and

(j)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.6           All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries, subject to any contrary determination by the Board.

3.             ELIGIBILITY

3.1           Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Company (as defined below) (“Eligible Employees”) subject to tax in the United States.

3.2           Non-Qualified Stock Options may be granted to Eligible Employees and to such other persons who are not Eligible Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3           Options may be granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other company and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

3.4           Unless otherwise approved by the Plan Administrator and Disinterested Shareholders (as such term is defined in Applicable Laws), no person shall be eligible to receive in any fiscal year Options to purchase more than 5% of the outstanding shares of Common Stock (subject to adjustment as set forth in Section 5.1(m) hereof). Any person to whom an Option is granted under this Plan is referred to as an “Optionee”. Any person who is the owner of an Option is referred to as a “Holder”.

3.5           While the Common Stock is listed on the TSX Venture Exchange (the “TSXV”), the maximum number shares of Common Stock subject to an Option to a Holder who is a Consultant (as defined by the policies of the TSXV) is presently limited to an amount equal to 2% of the then issued and outstanding shares of Common Stock (on a non-diluted basis) in any 12 month period.

3.6           While the Common Stock is listed on the TSXV, the number of Options granted to all persons in aggregate who are employed to perform Investor Relations Activities (as defined by the policies of the TSXV) is presently limited to an amount equal to 2% of the then issued and outstanding shares of Common Stock (on a non-diluted basis) in any 12 month period, provided that such Options vest in stages over a 12 month period with no more than 1/4 of the Options vesting in any 3 month period.

3.7           While the Common Stock is listed on the TSXV, the exercise price of the shares of Common Stock covered by each Option shall be determined by the Plan Administrator and the exercise price shall not be less than the price permitted by the TSXV or other regulatory body having jurisdiction and a minimum exercise price shall not be established unless the Options are allocated to particular persons and the Company shall not grant Options unless and until the Options have been allocated to a particular person or persons.

3.8           While the Common Stock is listed on the TSXV, an Optionee must either be an Eligible Charitable Organization or a Director, Employee or Consultant (as defined by the policies of the TSXV) of the Company or a subsidiary of the Company at the time of grant of the Options, except as otherwise provided by the polices of the TSXV and, for stock options granted to Employees, Consultants or Management Company Employees (as defined by the policies of the TSXV), the Company will ensure that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

3.9           While the Common Stock is listed on the TSXV, except in relation to Consultant Companies (as defined by the policies of the TSXV), the Options may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of an Option.

3.10          As used in this Plan, the term “Related Company” shall mean any company (other than the Company) that is a “Parent Company” of the Company or “Subsidiary Company” of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.             STOCK

4.1           The Plan Administrator is authorized to grant Options to acquire up to a total of 5,171,612 shares of the Company’s authorized but unissued or reacquired Common Stock, including any other shares of the Company’s Common Stock which may be issued pursuant to any other stock options granted by the Company outside of the Plan. The number of shares of Common Stock with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5.             TERMS AND CONDITIONS OF OPTIONS

5.1           Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the “Agreement”). Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

(a)	Number of Shares and Type of Option

Each Agreement shall state the number of shares of Common Stock to which it pertains and, for Optionees subject to tax in the United States, whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, provided that:

(i)	in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(ii)

the aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee subject to tax in the United States during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Company or a predecessor company) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the “Annual Limit”); and

(iii)	any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)	Date of Grant
Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the “Date of Grant”).

(c)	Option Price

Each Agreement shall state the price per share of Common Stock at which an Option is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i)

the per share exercise price for an Incentive Stock Option or any Option granted to a “covered employee” as such term is defined for purposes of Section 162(m) of the Code (“Covered Employee”) shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)

with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith;

(iii)

Options granted in substitution for outstanding options of another company in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other company and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other company, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur; and

(iv)	with respect to Non-Qualified Stock Options, the exercise price per share shall be determined by the Plan Administrator at the time the Option is granted.

(d)	Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Plan shall expire five (5) years from the Date of Grant.

(e)	Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant by the Plan Administrator or in this Plan, the Option shall vest immediately.

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan, or such other terms as determined and directed by the Board. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Company, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(f)	Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described in Section 5.1(m) below.

(g)	Term of Option

(i)

Options that have vested as specified by the Plan Administrator or in accordance with this Plan, shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events, except as provided for in the Agreement:

A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

B.	the date of an Optionee’s termination of employment or contractual relationship with the Company or any Related Company for cause (as determined in the sole discretion of the Plan Administrator);

C.

the expiration of three (3) months from the date of an Optionee’s termination of employment or contractual relationship with the Company or any Related Company for any reason whatsoever other than cause, death or Disability (as defined below); or

D.	the expiration of one year from termination of an Optionee’s employment or contractual relationship by reason of death or Disability (as defined below);

provided, however, while the Common Stock is listed on the TSXV, Options granted to Holders engaged in Investor Relations Activities (as defined by the policies of the TSXV) on behalf of the Company expire 30 days after such Optionees cease to perform such Investor Relations Activities for the Company.

(ii)

Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee’s rights under such Option shall pass by the Optionee’s will or by the laws of descent and distribution of the Optionee’s domicile at the time of death and only until such Options terminate as provided above.

(iii)

For purposes of the Plan, unless otherwise defined in the Agreement, “Disability” shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than six (6) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee’s termination of employment or contractual relationship.

(iv)

Unless accelerated in accordance with Section 5.1(f) above or as provided for in the Agreement, unvested Options shall terminate immediately upon the Optionee resigning from or the Company terminating the Optionee’s employment or contractual relationship with the Company or any Related Company for any reason whatsoever, including death or Disability.

(v)

For purposes of this Plan, transfer of employment between or among the Company and/or any Related Company shall not be deemed to constitute a termination of employment with the Company or any Related Company. For purposes of this subsection, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee’s re-employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options

(i)

Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than fifty (50) shares (as adjusted pursuant to Section 5.1(m) below) may be exercised; provided, that if the vested portion of any Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii)

Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5.1(i) below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise.

(iii)

During the lifetime of an Optionee, Options are exercisable only by the Optionee or in the case of a Non-Qualified Stock Option, transferee who takes title to such Option in the manner permitted by subsection 5.1(k) hereof.

(i)	Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier’s check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)

by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

(ii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

While the Common Stock is listed on the TSXV, the exercise price of an Option must be paid in cash.

(j)	No Rights as a Shareholder

A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)	Transfer of Option

(i)

Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process; provided however that, subject to the Applicable Laws, the Optionee’s heirs or administrators may exercise any portion of the outstanding vested Options within one year of the Optionee’s death.

(ii)

Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)	Securities Regulation and Tax Withholding

(i)

Options shall not be granted and shares shall not be issued with respect to Options unless the grant of such Options, the exercise of such Options and the issuance and delivery of such shares shall comply with all Applicable Laws. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful grant, issuance and sale of any Options or shares under this Plan, or the unavailability of an exemption from registration for the grant, issuance and sale of any Options or shares under this Plan, determined by the Plan Administrator in its sole discretion, shall relieve the Company of any liability with respect to the non-grant, issuance or sale of such Options or shares.

(ii)

As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation or legend as may from time to time be necessary to comply with federal, provincial or state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)

The Holder shall pay to the Company by wire transfer, certified or cashier’s check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.

by delivering to the Company shares of Common Stock previously held by such Holder or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)

The grant of Options and entering into any Agreement with respect to Options or the issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal, provincial and state securities laws and the withholding provisions under Applicable Laws have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in paragraph 5.1(l)(iii) above.

(m)	Stock Dividend or Reorganization

(i)

If: (1) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations thereunder; (2) the Company shall declare a dividend payable in, or shall subdivide, reclassify, reorganize, or combine, its Common Stock; or (3) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan and the exercise price for such Options shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company’s shareholders, or any Holder, so as to preserve the proportional rights of the Holder.

(ii)

For greater certainty, the exercise price for any Options and the number of shares of Common Stock deliverable upon the exercise of the Options will be subject to adjustment in the case of any capital reorganization or of any reclassification of the capital of the Company, or in the case of the consolidation, merger or amalgamation of the Company with or into any other company (hereinafter collectively referred to as a “Reorganization”), each Option will, after such Reorganization, confer the right to purchase the number of shares of Common Stock or other securities of the Company (or of the company resulting from such Reorganization) which the Holder would have been entitled to upon the Reorganization if the Holder had been a shareholder of the Company at the time of such Reorganization.

(iii)

In the event that the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

(iv)

If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company’s shareholders, or any Holder.

(v)

The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

(vi)

The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.             EFFECTIVE DATE; SHAREHOLDER APPROVAL

6.1           Incentive Stock Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted (the “Effective Date”) through the day immediately preceding the tenth anniversary of the Effective Date.

6.2           Non-Qualified Stock Options may be granted by the Plan Administrator on or after the Effective Date and until this Plan is terminated by the Board in its sole discretion.

6.3           Termination of this Plan shall not terminate any Option granted prior to such termination.

6.4           Any Options granted by the Plan Administrator prior to the approval of this Plan by the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months before or after the Effective Date. If such shareholder ratification is sought and not obtained, all Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation. In addition, any such Options will remain unvested unless and until shareholder approval is obtained.

7.             NO OBLIGATIONS TO EXERCISE OPTION

7.1           The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.             SHAREHOLDER APPROVAL

8.1           In this section the following terms have the following meanings:

(a)	“Disinterested Shareholder Approval” shall have the meaning as described in the TSXV Policies;

(b)	“Insider” means an insider as defined in the TSXV Policies; or as defined in securities legislation applicable to the Company; and

(c)	“TSXV Policies” means the rules and policies of the TSXV, as amended from time to time.

8.2           If the shares of Common Stock are listed on the TSXV, unless Disinterested Shareholder Approval is obtained, under no circumstances will the Plan, together with all of the Company’s other previously established and outstanding stock option plans or grants, result in:

(a)	the aggregate number of shares of Common Stock reserved for issuance under Options granted to Insiders (as a group) at any point in time exceeding 10% of the issued shares. of Common Stock;

(b)

the grant to Insiders (as a group), within a 12 month period, of an aggregate number of Options exceeding 10% of the issued shares of Common Stock, calculated at the date an Option is granted to any Insider; or

(c)

the aggregate number of Options granted to any one Optionee (and companies wholly owned by that Optionee) within a 12 month period exceeding 5% of the issued shares of Common Stock, calculated on the date an Option is granted to the Optionee.

8.3           If the shares of Common Stock are listed on the TSXV, the Company must obtain Disinterested Shareholder Approval for any amendment to Options held by Insiders that would have the effect of decreasing the exercise price of the Options.

9.             NO RIGHT TO OPTIONS OR TO EMPLOYMENT

9.1           Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan.

9.2           The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a Related Company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

10.             APPLICATION OF FUNDS

10.1           The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

11.             INDEMNIFICATION OF PLAN ADMINISTRATOR

11.1           In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

12.             AMENDMENT OF PLAN

12.1           The Plan Administrator may, subject to Applicable Laws, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however that:

(a)	no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made over the objection of such Holder;

(b)	the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders;

(c)

the Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement; and

(d)	the Plan Administrator may not increase the number of shares available for issuance on the exercise of Incentive Stock Options without shareholder approval.

12.2           Without limiting the generality of Section 11.1 hereof, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside Canada and the United States to recognize differences in local law, tax policy or custom.

Effective Date: April 25, 2018.

SCHEDULE “B”

AUDIT COMMITTEE CHARTER

Mandate

The primary function of the audit committee (the “Committee”) is to assist the Board of Directors (“Board”) in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by The Alkaline Water Company Inc. (the “Company”) to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

•	oversee the Company’s accounting and financial reporting processes and the preparation and auditing of the Company’s financial statements;

•	review and appraise the performance of the Company’s external auditor; and

•	provide an open avenue of communication among the Company’s auditor, financial and senior management and the Board.

Composition

The Committee shall be comprised of at least three members as determined by the Board. Each member of the Committee shall be a member of the Board, who shall be an “independent” director as specified by all applicable legislation and regulations except as permitted by applicable securities regulatory guidelines (including applicable exemptions while the Company is a “venture issuer” (as defined in National Instrument 52-110 Audit Committees (“NI 52-110”)). If the Company is a “venture issuer”, then, subject to the exemptions contemplated under NI 52-110, the Committee must be comprised of members, a majority of whom are not executive officers, employees or control persons of the Company or of an affiliate of the Company (as contemplated in NI 52-110). If the Company is listed on the TSX Venture Exchange, then the Committee must be comprised of members, a majority of whom are not officers, employees or control persons of the Company or any of associates or affiliates of the Company (as such terms are defined in the policies of the TSX Venture Exchange). A quorum of the Committee shall be a majority of the members. In the event of an equality of votes, the Chair of the Committee shall not have a second casting vote.

Each member of the Committee must be financially literate as determined by the Board and as required by applicable securities legislation.

The Board shall appoint members to the Committee. The members of the Committee shall be appointed for one-year terms or such other terms as the Board may determine and shall serve until a successor is duly appointed by the Board or until the member’s earlier death, resignation, disqualification or removal. The Board may remove any member from the Committee at any time with or without cause. The Board shall fill Committee member vacancies by appointing a member from the Board. If a vacancy on the Committee exists, the remaining members shall exercise all the Committee’s powers so long as a quorum exists. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least four times annually, or more frequently as circumstances dictate or as may be prescribed by securities regulatory requirements. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer (the “CFO”) and the external auditor in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1.	Documents/Reports

(a)	review and update, if applicable or necessary, this Audit Committee Charter annually;

(b)

review with management and the independent auditor the Company’s annual and interim financial statements, management’s discussion and analysis, any annual and interim earnings press releases and any reports or other financial information to be submitted to any governmental and/or regulatory body, or the public, including any certification, report, opinion, or review rendered by the external auditor for the purpose of recommending their approval to the Board prior to their filing, issue or publication. The Chair of the Committee may represent the entire Committee for purposes of this review in circumstances where time does not allow the full Committee to be available;

(c)

review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgements made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(d)	review the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;

(e)

review policies and procedures with respect to directors’ and officers’ expense accounts and management perquisites and benefits, including their use of corporate assets and expenditures related to executive travel and entertainment, and review the results of the procedures performed in these areas by the external auditor, based on the terms of reference agreed upon by the external auditor and the Committee; and

(f)

ensure that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements, as well as review any financial information and earnings guidance provided to analysts and rating agencies, and periodically assess the adequacy of those procedures.

2.	External Auditor

(a)	review annually, the performance of the external auditor who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;

(b)	obtain annually, a formal written statement of the external auditor setting forth all relationships between the external auditor and the Company;

(c)	review and discuss with the external auditor any disclosed relationships or services that may have an impact on the objectivity and independence of the external auditor;

(d)

take, or recommend that the Board take, appropriate action to oversee the independence of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

(e)	recommend to the Board the selection and, where applicable, the replacement of the external auditor nominated annually for shareholder approval;

(f)	recommend to the Board the compensation to be paid to the external auditor;

(g)

at each meeting, where desired, consult with the external auditor, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements;

(h)	review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company;

(i)	review with management and the external auditor the audit plan for the year-end financial statements; and

(j)

review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditor. The authority to pre-approve non-audit services may be delegated by the Committee to one or more independent members of the Committee, provided that such pre-approval must be presented to the Committee’s first scheduled meeting following such pre-approval. Pre-approval of non-audit services is satisfied if:

(i)

the aggregate amount of all the non-audit services that were not pre-approved is reasonably expected to constitute no more than 5% of the total amount of fees paid by the Company and subsidiaries to the Company’s external auditor during the fiscal year in which the services are provided;

(ii)	the Company or a subsidiary did not recognize the services as non-audit services at the time of the engagement; and

(iii)

the services are promptly brought to the attention of the Committee and approved, prior to completion of the audit, by the Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Committee.

3.	Financial Reporting Processes

(a)	oversee an effective system of internal controls and procedures for the Company relating to the financial reporting process and disclosure of the financial results (the ”Internal Controls”);

(b)

review with management the adequacy and effectiveness of the Company’s Internal Controls, including any significant deficiencies or material weaknesses in the design or operation of the Internal Controls and determine if any special steps must be adopted by the Auditor during its audit in light of any such deficiencies or weaknesses;

(c)	review management’s roles, responsibilities and performance in relation to the Internal Controls;

(d)

review, discuss and investigate: (a) any alleged fraud involving the Company’s management or employees in relation to the Internal Controls, including management’s response to any allegations of fraud; (b) implement corrective and disciplinary action in cases of proven fraud; and (c) determine if any special steps must be adopted by the auditor during its audit in light of any proven fraud or any allegations of fraud;

(e)

review and discuss with the Chief Executive Officer (the “CEO”) and CFO, or those officers who perform the duties similar to a CEO or CFO, the steps taken to complete the required certifications of the annual and interim filings with applicable securities commissions;

(f)	in consultation with the external auditor, review with management the integrity of the Company’s financial reporting process, both internal and external;

(g)	consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

(h)	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditor and management;

(i)	review significant judgments made by management in the preparation of the financial statements and the view of the external auditor as to appropriateness of such judgments;

(j)

following completion of the annual audit, review separately with management and the external auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

(k)	review any significant disagreement among management and the external auditor in connection with the preparation of the financial statements;

(l)	review with the external auditor and management the extent to which changes and improvements in financial or accounting practices have been implemented;

(m)	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

(n)	review certification process;

(o)	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(p)	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.	Other

(a)	review any material related party transactions;

(b)	engage independent counsel and other advisors as it determines necessary to carry out its duties; and

(c)	to set and pay compensation for any independent counsel and other advisors employed by the Committee.

5.	No Rights Created

This Charter is a broad policy statement and is intended to be part of Committee’s flexible governance framework. While this Charter should comply with all applicable laws, regulations and listing requirements and the Company’s articles and by-laws, this Charter does not create any legally binding obligations on the Committee, the Board or the Company.

THE ALKALINE WATER COMPANY INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 14, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Alkaline Water Company Inc. (the “Company”) hereby appoints Richard A. Wright and David A. Guarino, and each of them, as attorneys and proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on Friday, September 14, 2018 at 8 a.m., Arizona time, at the offices of Steptoe & Johnson LLP, located at 201 E. Washington Street, Suite 1600, Phoenix, Arizona 85004 or any adjournment thereof, on the matters set forth below, and in his discretion on any other matters as may be properly brought before the meeting or any adjournment thereof, with all the powers which the undersigned stockholder would possess if personally present at the meeting or any adjournment thereof.

The Board of Directors recommends a vote “For” all of the listed nominees and Proposals 2, 3 and 4 and “3 Years” for Proposal 5.

		For	Against	Abstain
1.	To elect as a director of the Company:
	Richard A. Wright	[ ]	[ ]	[ ]
	David A. Guarino	[ ]	[ ]	[ ]
	Aaron Keay	[ ]	[ ]	[ ]
	Bruce Leitch	[ ]	[ ]	[ ]
	Brian Sudano	[ ]	[ ]	[ ]

		For	Against	Abstain
2.	To ratify the appointment of AMC Auditing, LLC, as the Company’s independent registered public accounting firm	[ ]	[ ]	[ ]

		For	Against	Abstain
3.	To approve the Company’s 2018 stock option plan	[ ]	[ ]	[ ]

		For	Against	Abstain
4.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement	[ ]	[ ]	[ ]

		1 Year	2 Years	3 Years	Abstain
5.	To vote, on a non-binding advisory basis, whether a non-binding advisory vote on the compensation of the Company’s named executive officers should be held every one, two or three years	[ ]	[ ]	[ ]	[ ]

Continued and to be signed on reverse signed.

The shares represented by this proxy, when this proxy is properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, the shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors, and as the proxies deem advisable on any other matters as may be properly brought before the meeting or any adjournment thereof.

This proxy is valid only when signed and dated.

Dated: ___________________, 2018

Name

Signature

Signature if shares held jointly

Please date this proxy and sign your name as it appears on your stock certificate(s). When shares are held jointly, all owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title and authority. If a corporation, please sign in full corporate name by authorized officer and give full title of the authorized officer. If a partnership, please sign in full partnership name by authorized person and give full title of the authorized person.

PLEASE VOTE BY 11:59 P.M. (EASTERN TIME) ON SEPTEMBER 12, 2018.

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